EXHIBIT 10.2

EXECUTION VERSION

FOURTH AMENDMENT TO

THE FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

This FOURTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT (this “Amendment”), dated as of April 30, 2026 amends the Fourth Amended and Restated Series 2015-3 Supplement (as amended to date, the “Series 2015-3 Supplement”), dated as of March 4, 2024, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, a “Funding Agent” with respect to such CP Conduit Purchaser), the entities set forth on Schedule I thereto as Committed Note Purchasers (each, a “Committed Note Purchaser”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2015-3 Noteholders (in such capacity, the “Series 2015-3 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2015-3 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable;

WHEREAS, pursuant to Section 11.11 of the Series 2015-3 Supplement, (x) the Series 2015-3 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2015-3 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;

WHEREAS, the parties desire to amend the Series 2015-3 Supplement to (i) extend the expiry date with respect to the Class A Notes and the Class B Notes, (ii) extend the Reduction Date, (iii) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment, (iv) revise the definitions and requirements associated with the acquisition and maintenance of the Series 2015-3 Interest Rate Caps given the occurrence of the Interest Rate Cap

Expiry Date, (v) revise certain definitions related to the Enhancement, and (vi) replace Exhibit J thereto with new Exhibit J in the form of Schedule B to this Amendment; and

WHEREAS, ABRCF has requested the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and the Series 2015-3 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder have agreed to, make the amendments described above as set forth herein.

NOW, THEREFORE, it is agreed:

1.         Amendment of Definitions. The following definitions are hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:

“Class A Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class A Notes, ~~April 1, 2027~~ April 30, 2028, as such date may be extended in accordance with Section 2.6(b).

“Class B Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class B Notes, ~~April 30, 2026~~ April 30, 2027, as such date may be extended in accordance with Section 2.6(b).

“Reduction Date” means November 1, ~~2025~~2026.

“Series 2015-3 Class A DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) ~~(1) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 38.25% or (2) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date, 38.25~~37.50% minus the Series 2015-3 Enhancement Rate Reduction~~,~~ and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) ~~and (c) a percentage equal to the product of (x) the Series 2015-3 Excess Tesla Percentage and (y) 10%~~.

“Series 2015-3 Class A DBRS Below Investment Grade Program Enhancement Rate” means, as of any date of determination, ~~(a) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 37.00% or (b) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date,~~ 37.00% minus the Series 2015-3 Enhancement Rate Reduction.

“Series 2015-3 Class A DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) ~~(1) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 29.25% or~~

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(2) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date, 29.2529.00% minus the Series 2015-3 Enhancement Rate Reduction~~,~~ and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) ~~and (c) a percentage equal to the product of (x) the Series 2015-3 Excess Tesla Percentage and (y) 10%~~.

“Series 2015-3 Class A DBRS Investment Grade Program Enhancement Rate” means, as of any date of determination, ~~(a) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 14.00% or (b) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date, 14.00~~12.00% minus the Series 2015-3 Enhancement Rate Reduction.

“Series 2015-3 Class A DBRS Trucks Enhancement Rate” means, as of any date of determination, ~~(a) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 55.75% or (b) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date,~~ 55.75% minus the Series 2015-3 Enhancement Rate Reduction.

“Series 2015-3 Class B DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) ~~(1) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 28.75% or (2) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date, 28.75~~28.25% minus the Series 2015-3 Enhancement Rate Reduction~~,~~ and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) ~~and (c) a percentage equal to the product of (x) the Series 2015-3 Excess Tesla Percentage and (y) 10%~~.

“Series 2015-3 Class B DBRS Below Investment Grade Program Enhancement Rate” means, as of any date of determination, ~~(a) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 27.75% or (b) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date,~~ 27.75% minus the Series 2015-3 Enhancement Rate Reduction.

“Series 2015-3 Class B DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) ~~(1) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 21.75% or (2) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date,~~

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21.7521.65% minus the Series 2015-3 Enhancement Rate Reduction~~,~~ and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred) ~~and (c) a percentage equal to the product of (x) the Series 2015-3 Excess Tesla Percentage and (y) 10%~~.

“Series 2015-3 Class B DBRS Investment Grade Program Enhancement Rate” means, as of any date of determination, ~~(a) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 10.60% or (b) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date, 10.60~~8.60% minus the Series 2015-3 Enhancement Rate Reduction.

“Series 2015-3 Class B DBRS Trucks Enhancement Rate” means, as of any date of determination, ~~(a) if such date of determination occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 48.75% or (b) if such date of determination occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date,~~ 48.75% minus the Series 2015-3 Enhancement Rate Reduction.

“Series 2015-3 Maximum Manufacturer Amount” means, as of any day, any of the Series 2015-3 Maximum Hyundai Amount, the Series 2015-3 Maximum Isuzu Amount, the Series 2015-3 Maximum Jaguar Amount, the Series 2015-3 Maximum Kia Amount, the Series 2015-3 Maximum Land Rover Amount, the Series 2015-3 Maximum Medium/Heavy Duty Truck Amount, the Series 2015-3 Maximum Mitsubishi Amount, the Series 2015-3 Maximum Subaru Amount, the Series 2015-3 Maximum Suzuki Amount or the Series 2015-3 Maximum ~~Tesla~~ Electric Vehicle Amount.

“Series 2015-3 Required Liquidity Amount” means, with respect to any Distribution Date, an amount equal to, ~~if (1) such Distribution Date occurs before the Series 2015-3 Interest Rate Cap Expiry Date, 3.25% or (2) such Distribution Date occurs on or after the Series 2015-3 Interest Rate Cap Expiry Date,~~ the Series 2015-3 Interest Rate Cap Liquidity Percentage for the Series 2015-3 Interest Rate Cap Period in which such Distribution Date occurs, in either case, of the sum of (x) the Class A Invested Amount on such Distribution Date and (y) the Class B Invested Amount on such Distribution Date, in each case, after giving effect to any payments of principal to be made on the Series 2015-3 Notes on such Distribution Date.

2.         Addition of Definitions. The following definitions have been added as follows by inserting the text thereof which is double underlined:

“Electric Vehicle” means any Vehicle that constitutes a battery electric vehicle or a plug-in hybrid electric vehicle.

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“Series 2015-3 Maximum Electric Vehicle Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

3.         Deletion of Definitions. The following definitions have been deleted in their entirety as follows by deleting the text thereof which is lined out:

~~“Series 2015-3 Excess Tesla Percentage” means, as of any date of determination, the greater of (1) zero and (2) the percentage equal to (x) a fraction (expressed as a percentage) equal to the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases divided by the aggregate Net Book Value of all Vehicles leased under the Leases minus (y) 15 percentage points.~~

~~“Series 2015-3 Maximum Tesla Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.~~

4.         Amendment to the Definition of Series 2015-3 Incremental Enhancement Amount. Clause (vii) of the definition of Series 2015-3 Incremental Enhancement Amount is hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:

(vii)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles ~~manufactured by Tesla~~ that are Electric Vehicles and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum ~~Tesla~~ Electric Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles ~~manufactured by Tesla~~ that are Electric Vehicles and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles ~~manufactured by Tesla~~ that are Electric Vehicles and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) ~~25~~10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

5.         Amendment of Section 3.11. Section 3.11(a) and (c) are hereby amended and restated as follows, by (i) deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:

(a)       ~~On or prior to the A&R Effective Date,~~ ABRCF may, in its sole discretion elect to ~~shall~~ acquire one or more ~~interest rate caps~~ (each a “Series 2015-3 Interest Rate Cap”) from a Qualified Interest Rate Cap Counterparty or, if ~~. On the A&R Effective Date, the aggregate notional amount of all Series 2015-3 Interest Rate Caps shall equal the Class A/B Maximum Invested Amount, and the aggregate notional amount of all Series 2015-3~~

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Interest Rate Caps may be reduced pursuant to the related Series 2015-3 Interest Rate Cap to the extent that the Class A/B Maximum Invested Amount is reduced after the A&R Effective Date. ABRCF shall acquire one or more additional Series 2015-3 Interest Rate Caps in connection with any increase of the Class A/B Maximum Invested Amount after the A&R Effective Date such that the aggregate notional amounts of all Series 2015-3 Interest Rate Caps shall equal the Class A/B Maximum Invested Amount after giving effect to such increase. The strike rate of the Series 2015-3 Interest Rate Cap as of the A&R Effective Date shall not be greater than the Series 2015-3 Required Cap Strike Rate. The Series 2015-3 Interest Rate Caps in effect as of the A&R Effective Date shall extend to at least the Series 2015-3 Interest Rate Cap Expiry Date. On and after the Series 2015-3 Interest Rate Cap Expiry Date, ABRCF shall not be required to acquire any Series 2015-3 Interest Rate Cap unless an ABCR Three-Notch Downgrade Event occurs and is continuing. If an ABCR Three-Notch Downgrade Event has occurred and is continuing ~~(or if ABRCF, in its sole discretion, otherwise elects to acquire a Series 2015-3 Interest Rate Cap)~~, ABRCF shall acquire a Series 2015-3 Interest Rate Cap from a Qualified Interest Rate Cap Counterparty that has the following terms: ~~in accordance with the terms hereof except that~~ (i) the strike rate of such Series 2015-3 Interest Rate Cap shall not be greater than the Series 2015-3 Required Cap Strike Rate with respect to the Series 2015-3 Interest Rate Cap Period in which such ABCR Three-Notch Downgrade occurs (or in which ABRCF elects to acquire such Series 2015-3 Interest Rate Cap), ~~and~~ (ii) such Series 2015-3 Interest Rate Cap shall extend to at least the Series 2015-3 Termination Date and (iii) the aggregate notional amount of all Series 2015-3 Interest Rate Caps in effect at the time ABRCF acquires such new Series 2015-3 Interest Rate Cap shall equal the Class A/B Maximum Invested Amount as of such date. The aggregate notional amount of all Series 2015-3 Interest Rate Caps may be reduced pursuant to the related Series 2015-3 Interest Rate Cap to the extent the Class A/B Maximum Invested Amount is reduced after such Series 2015-3 Interest Rate Cap is obtained.

(c)       If on any date of determination ~~on and after the Series 2015-3 Interest Rate Cap Expiry Date and~~ during the Series 2015-3 Revolving Period the Series 2015-3 Springing Interest Rate Cap Reset Condition is satisfied, ABRCF (in its sole discretion) may elect to reduce the Series 2015-3 Required Cap Strike Rate and the Series 2015-3 Springing Interest Rate Cap Trigger; provided that (i) the Series 2015-3 Required Cap Strike Rate may not be reduced to less than (x) Daily Simple SOFR as of the date of such election plus (y) 250 basis points (or, if an ABCR Two-Notch Downgrade Event or an ABCR Three-Notch Downgrade Event has occurred and is continuing, 450 basis points), (ii) the Series 2015-3 Springing Interest Rate Cap Trigger may not be reduced to less than (x) Daily Simple SOFR as of the date of such election plus (y) 100 basis points and (iii) ABRCF may not make more than one (1) such election in any calendar month.

6.         Amendment of Section 8.2. Section 8.2(e) is hereby amended and restated by inserting the text thereof which is double underlined:

(e)       they shall not (x) (i) agree to any amendment to the Base Indenture or any other Related Document, or (ii) take any action under the Base Indenture or any other Related Documents, which amendment or action requires the consent or direction of the Requisite Investors, without having received the prior written consent of the Requisite

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Noteholders or (y) take any action or make amendment to any Related Document pursuant to Section 12.2(c) of the Base Indenture without the consent of 100% of the Series 2015-3 Noteholders;

7.         Amendment of Section 11.4. Section 11.4(b) is hereby amended and restated by inserting the text thereof which is double underlined:

(b)       ABRCF, the Trustee, the Administrative Agent, the Administrator, each CP Conduit Purchaser, each Non-Conduit Purchaser, each Funding Agent, each Committed Note Purchaser and each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other senior indebtedness issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

8.         Amendment of Section 11.5. The first paragraph of Section 11.5(a) is hereby amended and restated by inserting the text thereof which is double underlined:

(a)       Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate or limited liability company obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper or other senior indebtedness and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper and other senior indebtedness.

9.         Amendment of Section 11.20. Section 11.20 is hereby amended and restated as follows:

(i) by amending and restating Section 11.20(a) by deleting the text thereof which is lined out and by inserting the text thereof which is double underlined:

(a)       The Trustee and each Series 2015-3 Noteholder will maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2015-3 Noteholder in good faith to protect Confidential Information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.20; (ii) (x) such Person’s financial advisors and other

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professional advisors or (y) in the case of a CP Conduit Purchaser (or any administrative agent on its behalf), any collateral trustee appointed by such CP Conduit Purchaser in order to comply with Rule 3a-7 under the Investment Company Act, in each case, who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.20; (iii) any other Series 2015-3 Noteholder; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire Series 2015-3 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2015-3 Note or any part thereof or any participation therein and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 11.20 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 11.20 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (viii) any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent or dealer does not reveal the identity of ABG or any of its Affiliates); (ix) any other Person with the consent of ABRCF; or (x) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) ~~if an Amortization Event with respect to the Series 2015-3 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2015-3 Notes, the Indenture or any other Related Document~~ any other Person to the extent that information is reasonably necessary to enforce its rights hereunder and used in connection with the exercise, waiver or amendment of such Person’s rights or obligations under, related to or arising out of the Series 2015-3 Notes, the Indenture or any other Related Document or any other transactions that such Person and its affiliates may have with ABRCF and its affiliates, including but not limited to any related hedges or hedging activities; and provided, further, however, that delivery to Series 2015-3 Noteholders of any report or information required by the terms of the Indenture to be provided to Series 2015-3 Noteholders shall not be a violation of this Section 11.20. Each Series 2015-3 Noteholder agrees, except as set forth in clauses (v), (vi) and (x) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2015-3 Notes or administering its investment in the Series 2015-3 Notes. In the event of any required disclosure of the Confidential Information by such Series 2015-3 Noteholder, such Series 2015-3 Noteholder agrees to use reasonable efforts to protect the confidentiality of the Confidential Information. Each Series 2015-3 Noteholder, by its acceptance of a Series 2015-3 Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 11.20.; and

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(ii) by adding a new clause (c) the text of which is double underlined below:

(c)       For the avoidance of doubt, nothing herein shall prohibit any Person from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any party.

10.         Amendment of Schedule I. Schedule I of the Series 2015-3 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule A hereto.

11.         Amendment of Exhibit J. Exhibit J of the Series 2015-3 Supplement is hereby deleted in its entirety and substituted with Exhibit J as it appears in Schedule B hereto.

12.         Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2015-3 Agent) hereby authorize and direct the Trustee and Series 2015-3 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

13.         This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2015-3 Supplement.

14.         In connection with the non-pro rata reallocation of the Commitments among the Purchaser Groups, each Purchaser Group hereby makes an assignment and assumption such that, after giving effect thereto, the Purchaser Group Invested Amount with respect to each such Purchaser Group shall equal (i) with respect to each Purchaser Group that owns Class A Notes, the product of (A) the Class A Invested Amount on the Amendment Effective Date and (B) its Class A Commitment Percentage and (ii) with respect to each Purchaser Group that owns Class B Notes, the product of (A) the Class B Invested Amount on the Amendment Effective Date and (B) its Class B Commitment Percentage, in each case, after giving effect to the amendment of Schedule I hereby. The parties hereto agree and acknowledge that each Purchaser Group takes the interests being assigned hereunder by the other Purchaser Groups without recourse, representation or warranty from such Purchaser Groups. By its execution hereof, (x) the Administrative Agent consents to such reallocation and (y) the Administrative Agent and each Purchaser Group waive any advance notice requirement pursuant to Section 2.6 of the Series 2015-3 Supplement solely in connection with such reallocation.

15.         This Amendment shall become effective on the later of (x) the date hereof and (y) the date on which each of the following shall have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) each Funding Agent shall have received a letter, in form and substance

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satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2015-3 Noteholders shall have been delivered to the Trustee and the Series 2015-3 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (vi) the amendment, dated as of the date hereof, to the Series 2010-6 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived (such later date, the “Amendment Effective Date”).

16.         From and after the Amendment Effective Date, all references to the Series 2015-3 Supplement shall be deemed to be references to the Series 2015-3 Supplement as amended hereby.

17.         This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

18.         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2015-3 Agent

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SALISBURY RECEIVABLES COMPANY LLC,
as a CP Conduit Purchaser under
the Series 2015-3 Supplement

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	Director

BARCLAYS BANK PLC,
as an APA Bank under the Series 2015-3 Supplement

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	Director

BARCLAYS BANK PLC,
as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	Director

FALCON ASSET FUNDING LLC,
as a CP Conduit Purchaser under the Series 2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AESOP LEASING, L.P.,
as a Committed Note Purchaser under the Series 2015-3 Supplement

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

SCHEDULE A

Attached.

SCHEDULE I-A TO FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

CP Conduit Purchaser Groups

Non-Conduit Purchasers

Committed Note Purchasers

SCHEDULE I-B TO FOURTH AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

CP Conduit Purchaser Groups

Non-Conduit Purchasers

Committed Note Purchasers

SCHEDULE B

Exhibit J: Form of Supplemental Indenture No. 5 to the Second Amended and Restated Base Indenture